Third Quarter Report

September 30, 2006

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

THE PERCEPTIONS OF THE FUTURE HAVE CHANGED

In June, the Federal Reserve led by their new Chairman Bernanke, went on a campaign to fight inflation through “jawboning” and through a rate hike at the end of June. They gave a clear impression that higher interest rates were needed to tame inflation and that economic activity came second to the inflation fight. Also, during the month of June it became clear that the homebuilding sector had moved from a soft landing to a hard landing, and today it appears that homebuilding will have a very hard landing. Investment strategists and commentators had been talking about an economic pause and a mid cycle correction. With continued pressure from the Fed, the worries began to rise about the chance of a recession as a result of tight Fed policy. Business confidence continued to slide, and this was reflected in the second quarter conference calls. Many managements were cautious to pessimistic about the outlook for new orders in their industry. This caution was readily adopted by the stock market.

Starting in June, the market began to shift its focus dramatically. The former business cycle leaders suddenly went out of favor. This included groups such as the homebuilders, capital goods stocks, materials, energy, and much of technology. The market favored what they perceived as recession proof industries such as foods and other consumer staples, drugs, financials, telecoms, and utilities. This change in direction was very dramatic, and it continues today. We believe that it was exacerbated by the hedge funds buying their favorite groups and shorting the cyclical ones.

HAVE WE REMOVED ALL EXPOSURE TO THE BUSINESS CYCLE?

In both the Small-Cap and the Multi-Cap Fund, we significantly reorganized the portfolios to a more defensive position. No, we have not shifted the portfolios 100% to defensive issues. One reason is we are not certain that a recession will take place. We are certain however, that business activity will slow down and we will be watching carefully the impact of the decline in home prices on consumer spending. We also believe that there exist potential problems in mortgages that were issued to many home buyers with little or no equity in the purchase. We expect to see serious financial ramifications of this in the next twelve months. We also are reluctant to eliminate stocks which represent the best of quality in given industries and also meet our long-term value screens. Clearly, if we expected a serious recession to take place we would have to reduce our cyclical exposure even further.

INVESTMENT STRATEGY

Despite our concern about the economic slowdown, we believe that stocks remain attractive as long-term investments for the following reasons:

•	Declining interest rates, which we expect in 2007, generally suggests rising price earnings ratios.

•	Corporate free cash flows remain high despite rising dividends and record stock buybacks.

•	The valuation of the broad stock market is at the low end of its historical range.

STRATTON SMALL-CAP VALUE FUND

A special meeting of shareholders of SSCV was held on October 31st. At the meeting, a new investment advisory agreement was approved that eliminated the performance adjustment and provides for a fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. We would like to thank all those who voted.

Sincerely yours,

James W. Stratton

Chairman

November 1, 2006

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, November 2006. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund (formerly Stratton Growth Fund)*—Jim Stratton

Q.	What has happened to Fund performance in the last five months?

A.	The first four months of the year, the Stratton Multi-Cap Fund continued to do well on both an absolute basis and relative to the Standard & Poor’s 500 Index. By the end of April, the Fund had a return of 7.87%, which was 2.26 percentage points better than the S&P 500. However, by September 30th the portfolio was returning -2.61%, which was 11.14% worse than the S&P 500. There was a dramatic, negative change in our performance in the last five months. As shareholders, you should ask the question, “What happened?”

Q.	Was it an earnings problem?

A.	The second quarter earnings reports of the stocks in our portfolio showed an average annual growth of 35%, which was almost twice that of the S&P 500. Of our companies, 63% beat the analyst’s estimates; 6% met the analyst’s estimates and 31% missed them. However, four of those companies missed by only $.01 per share. It was not earnings disappointments that caused poor market performance.

Q.	How have we adjusted the portfolio?

A.	On June 30, 2006, the portfolio was very heavy in business cycle sensitive stocks. This had been a policy that had produced positive results for the last three years as the business cycle continued its expansion. When it became apparent that a shift in market focus was taking place we began a steady movement away from cyclicals and toward defensive issues. During the past three months, we added 17 new holdings to reorient the portfolio to more defensive issues including our first exposure to Health Care, Consumer Staples, Retailing and Telecom. We eliminated Chemicals, Construction and Consumer Durables. We significantly reduced our weighting in Energy and Transportation, while building Banks, Insurance and Utilities.

*	Stratton Growth Fund changed its name to Stratton Multi-Cap Fund on May 1, 2006 to more appropriately reflect the characteristics of the Fund.

Portfolio holdings are as of 9/30/06, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Multi-Cap Fund

	September 30, 2006	June 30, 2006
Total Net Assets	$107,542,832	$132,135,827
Net Asset Value Per Share	$42.19	$44.60
Shares Outstanding	2,549,235	2,962,650

Portfolio Changes For the Quarter Ended September 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Amgen, Inc. (1.3%)	The Bear Stearns Companies, Inc.
AT&T, Inc. (1.2%)	The Black & Decker Corp.
Bank of America Corp. (1.2%)	C&D Technologies, Inc.
CIT Group, Inc. (0.5%)	Centex Corp.
Citigroup, Inc. (1.2%)	CONSOL Energy, Inc.
Constellation Brands, Inc. Class A (1.6%)	D. R. Horton, Inc.
CSX Corp. (0.6%)	Foundation Coal Holdings, Inc.
FPL Group, Inc. (1.3%)	Jabil Circuit, Inc.
Harris Corp. (1.2%)	Lennar Corp. Class A
Hartford Financial Services Group, Inc. (1.2%)	Maritrans, Inc.
Johnson & Johnson (1.5%)	Norfolk Southern Corp.
McDonald’s Corp. (0.7%)	Rohm & Haas Co.
MetLife, Inc. (1.3%)	Seagate Technology
Morgan Stanley (1.0%)	Todco Class A
PPL Corp. (1.2%)
Torchmark Corp. (1.5%)
Wyeth (1.7%)

Industry Categories September 30, 2006 (unaudited)

Energy	22.8%	Transportation	4.7%	Basic Materials	3.3%
Banking/Financial	10.4%	Health Care	4.5%	Industrial	2.2%
Insurance/Services	10.3%	Business Services	4.4%	Consumer Staples	1.6%
Capital Goods	10.2%	Technology	4.3%	Telecommunications	1.2%
Utilities	7.1%	Consumer Services	4.0%	Retailing	0.7%

Ten Largest Holdings September 30, 2006 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$5,723,464	5.3%
Lehman Brothers Holdings, Inc.	5,170,200	4.8
TXU Corp.	5,001,600	4.6
NCR Corp.	4,737,600	4.4
Burlington Northern Santa Fe Corp.	4,406,400	4.1
The Charles Schwab Corp.	4,296,000	4.0
Penn Virginia Corp.	4,185,060	3.9
Vulcan Materials Co.	3,521,250	3.3
XTO Energy, Inc.	3,510,819	3.3
Rockwell Automation, Inc.	3,486,000	3.2
	$44,038,393	40.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	How did the Fund perform during the third quarter of 2006?

A.	Stratton Monthly Dividend REIT Shares had a good quarter, both on an absolute basis and relative to the REIT Benchmarks. SMDS returned +9.03% during the quarter trailing only slightly the Morgan Stanley REIT Index return of +9.62% and the NAREIT Equity Index return of +9.27%. Year to date, through September 30, 2006, SMDS is up +21.60%.

Q.	What sectors or property types within the REIT group are driving the performance?

A.	REIT stock performance has been very strong in the Apartment sector. Investors often see rising mortgage rates and tightening lending standards for first time home buyers, as positive signs for an improvement in Apartment REIT earnings. We have seen strong earnings growth from many of these companies, as landlords have been able to raise rents with fewer concessions to new residents. Additionally, demand for apartments has picked up as would-be home buyers are taking a “wait and see attitude” as a decline in the price of existing homes has gained national media attention.

We have also seen very positive stock appreciation in the Health Care REIT group. These companies own assisted living facilities, nursing homes, medical office buildings, and rehabilitation facilities. With extremely long lease terms, these companies tend to be more stable in uncertain economic conditions. In general, Health Care REIT stocks possess above average dividends, which make them well-suited for an income-oriented portfolio.

Portfolio holdings are as of 9/30/06, they are subject to change at any time.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	September 30, 2006	June 30, 2006
Total Net Assets	$163,595,383	$151,376,554
Net Asset Value Per Share	$39.45	$36.59
Shares Outstanding	4,146,598	4,137,150

Portfolio Changes For the Quarter Ended September 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	Mack-Cali Realty Corp.

Industry Categories September 30, 2006 (unaudited)

Health Care	20.4%	Industrial	6.9%
Apartments	18.7%	Diversified	6.1%
Office	18.6%	Regional Malls	5.4%
Lodging	7.3%	Net Lease	4.9%
Shopping Centers	7.0%

Ten Largest Holdings September 30, 2006 (unaudited)

	Market Value	Percent of TNA
Mid-America Apartment Communities, Inc.	$6,122,000	3.7%
Nationwide Health Properties, Inc.	5,749,100	3.5
New Plan Excel Realty Trust	5,680,500	3.5
Liberty Property Trust	5,596,209	3.4
Ventas, Inc.	5,588,300	3.4
EastGroup Properties, Inc.	5,484,600	3.4
Hospitality Properties Trust	5,428,000	3.3
Health Care REIT, Inc.	5,401,350	3.3
Equity Office Properties Trust	5,367,600	3.3
Reckson Associates Realty Corp.	5,350,000	3.3
	$55,767,659	34.1%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note—REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for SMDS will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2006?

A.	For the third quarter of 2006, Stratton Small-Cap Value Fund posted a total return of -4.44% compared to the Russell 2000 Index return of +0.44% and the Russell 2000 Value Index return of +2.55%.

Q.	What caused the Fund’s poor relative performance during the quarter?

A.	During the quarter, the Fund’s performance was negatively impacted by three areas:

1.	Energy – The portfolio’s return was hurt by our overweight in the Energy sector. As the volatility of natural gas prices continued throughout the quarter, portfolio holdings in the natural gas area continued to underperform. Although the portfolio’s weighting in this area had been reduced heading into the quarter, the level of reduction was not sufficient nor was it done rapidly enough. Although we remain positive long-term on the sector and stocks, we continued to reduce our exposure throughout the quarter as the group’s recovery has likely been pushed into 2007.

2.	Financials – The portfolio’s return was hurt by our underweight in the Financials sector, especially in the REIT industry, as well as by negative stock selection caused by one portfolio holding, Scottish Re Group Ltd. (SCT). Entering the quarter, the portfolio was underexposed to the Financials sector due to unattractive valuation levels and a lack of fundamental catalysts. However, the sector performed well during the quarter as investors adopted a more defensive posture and the REIT sector continued to outperform driven by low interest rates and M&A speculation.

3.	Consumer Discretionary – The portfolio’s return was hurt by negative stock selection, primarily in areas skewed toward continued strong economic growth. In addition, retail related stocks posted strong results during the quarter despite uncertainty over the financial health of the consumer. The portfolio remains underexposed to the Retail industry.

Q.	What changes have been made to the portfolio considering the recent underperformance?

A.	As the quarter began we were in the midst of reducing the Fund’s exposure to economically sensitive areas of the market as well as reducing our exposure to the Energy sector. In hindsight, we did not implement those changes quickly enough. Considering the continued evidence of economic weakness and the near-term outlook for the natural gas industry, we continued to reduce our exposure to those areas throughout the quarter. We redeployed those funds into securities with more stable fundamental outlooks in the Financial, Health Care, and Consumer Staple sectors.

Portfolio holdings are as of 9/30/06, they are subject to change at any time. Please refer to the Schedule of Investments beginning on page 10 for more information on portfolio allocations.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	September 30, 2006	June 30, 2006
Total Net Assets	$638,539,635	$597,539,312
Net Asset Value Per Share	$45.45	$47.56
Shares Outstanding	14,050,323	12,563,242

Portfolio Changes For the Quarter Ended September 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Avista Corp. (1.4%)	Beazer Homes USA, Inc.
Avocent Corp. (1.6%)	D.R. Horton, Inc.
BancorpSouth, Inc. (0.7%)	Diagnostic Products Corp.
Casey’s General Stores, Inc. (1.6%)	Hovnanian Enterprises, Inc. Class A
First Midwest Bancorp, Inc. (1.4%)	Jacuzzi Brands, Inc.
Giant Industries, Inc. (1.8%)	KCS Energy, Inc.
Helix Energy Solutions Group, Inc. (1.0%)	M.D.C. Holdings, Inc.
Nationwide Health Properties, Inc. (1.3%)	Newfield Exploration Co.
Petrohawk Energy Corp. (0.5%)	Pogo Producing Co.
Ralcorp Holdings, Inc. (1.1%)	Remington Oil & Gas Corp.
Ruddick Corp. (1.2%)	Scottish Re Group Ltd.
Sterling Financial Corp. (1.5%)
UCBH Holdings, Inc. (1.4%)

Industry Categories September 30, 2006 (unaudited)

Technology	14.0%	Utilities	6.1%	Basic Materials	1.8%
Energy	13.3%	Business Services	5.3%	Aerospace	1.7%
Banking/Financial	8.7%	Retailing	5.1%	Insurance/Services	1.3%
Health Care	7.9%	Transportation	3.6%	Chemicals	0.7%
Capital Goods	7.5%	Entertainment	2.2%
REITs	7.3%	Consumer Staples	2.2%

Ten Largest Holdings September 30, 2006 (unaudited)

	Market Value	Percent of TNA
Anixter International, Inc.	$12,942,924	2.0%
Parametric Technology Corp.	12,833,100	2.0
Belden CDT, Inc.	12,409,458	1.9
TETRA Technologies, Inc.	12,123,488	1.9
West Pharmaceutical Services, Inc.	11,824,197	1.9
CommScope, Inc.	11,665,300	1.8
Giant Industries, Inc.	11,368,000	1.8
El Paso Electric Co.	11,170,000	1.8
Southwest Gas Corp.	10,995,600	1.7
Moog, Inc. Class A	10,811,320	1.7
	$118,143,387	18.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2006 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value
COMMON STOCKS – 91.7%
Banking/Financial – 10.4%
Bank of America Corp.	25,000	$1,339,250
CIT Group, Inc.	10,000	486,300
Citigroup, Inc.	25,000	1,241,750
Commerce Bancorp, Inc. (NJ)	50,000	1,835,500
Lehman Brothers Holdings, Inc.	70,000	5,170,200
Morgan Stanley	15,000	1,093,650

		11,166,650

Basic Materials – 3.3%
Vulcan Materials Co.	45,000	3,521,250

Business Services – 4.4%
NCR Corp.†	120,000	4,737,600

Capital Goods – 10.2%
Caterpillar, Inc.	50,000	3,290,000
Ingersoll-Rand Co., Ltd. Class A	30,000	1,139,400
Rockwell Automation, Inc.	60,000	3,486,000
Textron, Inc.	35,000	3,062,500

		10,977,900

Consumer Services – 4.0%
The Charles Schwab Corp.	240,000	4,296,000

Consumer Staples – 1.6%
Constellation Brands, Inc. Class A†	60,000	1,726,800

Energy – 22.8%
Anadarko Petroleum Corp.	40,000	1,753,200
Chesapeake Energy Corp.	110,000	3,187,800
EOG Resources, Inc.	50,000	3,252,500
Occidental Petroleum Corp.	60,000	2,886,600
Penn Virginia Corp.	66,000	4,185,060
Valero Energy Corp.	111,200	5,723,464
XTO Energy, Inc.	83,333	3,510,819

		24,499,443

Health Care – 4.5%
Amgen, Inc.†	20,000	1,430,600
Johnson & Johnson	25,000	1,623,500
Wyeth	35,000	1,779,400

		4,833,500

Industrial – 2.2%
Parker Hannifin Corp.	30,000	2,331,900

Insurance/Services – 10.3%
The Allstate Corp.	30,000	1,881,900
Hartford Financial Services Group, Inc.	15,000	1,301,250
Lincoln National Corp.	20,000	1,241,600
MetLife, Inc.	25,000	1,417,000
Torchmark Corp.	25,000	1,577,750

	Number of Shares	Market Value
Insurance/Services – continued
UnitedHealth Group, Inc.	27,500	$1,353,000
WellPoint, Inc.†	30,000	2,311,500

		11,084,000

Retailing – 0.7%
McDonald’s Corp.	20,000	782,400

Technology – 4.3%
AMETEK, Inc.	75,000	3,266,250
Harris Corp.	30,000	1,334,700

		4,600,950

Telecommunications – 1.2%
AT&T, Inc.	40,000	1,302,400

Transportation – 4.7%
Burlington Northern Santa Fe Corp.	60,000	4,406,400
CSX Corp.	20,000	656,600

		5,063,000

Utilities – 7.1%
FPL Group, Inc.	30,000	1,350,000
PPL Corp.	40,000	1,316,000
TXU Corp.	80,000	5,001,600

		7,667,600

Total Common Stocks (Cost $60,331,833)		98,591,393

	Principal Amount
SHORT-TERM INVESTMENTS – 9.4%
PNC Bank Money Market Account 4.78%, due 10/02/06	$10,106,285	10,106,285

Total Short-Term Investments (Cost $10,106,285)		10,106,285

Total Investments – 101.1% (Cost $70,438,118*)		108,697,678
Liabilities in Excess of Other Assets – (1.1%)		(1,154,846)

NET ASSETS – 100.0%		$107,542,832

†	Non-income producing security
*	Aggregate cost is $70,438,118 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$38,322,875
Gross unrealized depreciation	(63,315)

Net unrealized appreciation	$38,259,560

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2006 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 95.3%
Apartments – 18.7%
Apartment Investment & Management Co. Class A	85,000	$4,624,850
Archstone-Smith Trust	75,000	4,083,000
Camden Property Trust	70,000	5,320,700
Education Realty Trust, Inc.	10,000	147,600
Home Properties, Inc.	90,000	5,144,400
Mid-America Apartment Communities, Inc.	100,000	6,122,000
United Dominion Realty Trust, Inc.	170,000	5,134,000

		30,576,550

Diversified – 6.1%
Colonial Properties Trust	60,000	2,868,600
Crescent Real Estate Equities Co.	100,000	2,181,000
Lexington Corporate Properties Trust	230,000	4,871,400

		9,921,000

Health Care – 20.4%
Health Care Property Investors, Inc.	145,800	4,527,090
Health Care REIT, Inc.	135,000	5,401,350
Healthcare Realty Trust, Inc.	120,000	4,609,200
National Health Investors, Inc.	140,000	3,966,200
Nationwide Health Properties, Inc.	215,000	5,749,100
Universal Health Realty Income Trust	100,000	3,585,000
Ventas, Inc.	145,000	5,588,300

		33,426,240

Industrial – 6.9%
EastGroup Properties, Inc.	110,000	5,484,600
First Industrial Realty Trust, Inc.	109,000	4,796,000
First Potomac Realty Trust	32,600	985,172

		11,265,772

Lodging – 7.3%
Equity Inns, Inc.	50,000	796,000
Hospitality Properties Trust	115,000	5,428,000
Sunstone Hotel Investors, Inc.	90,000	2,674,800
Winston Hotels, Inc.	250,000	3,080,000

		11,978,800

Net Lease – 4.9%
National Retail Properties, Inc.	225,000	4,860,000
Trustreet Properties, Inc.	245,000	3,064,950

		7,924,950

	Number of Shares	Market Value
Office – 18.6%
Brandywine Realty Trust	137,500	$4,475,625
Equity Office Properties Trust	135,000	5,367,600
Glenborough Realty Trust, Inc.	199,800	5,140,854
Highwoods Properties, Inc.	120,000	4,465,200
Liberty Property Trust	117,100	5,596,209
Reckson Associates Realty Corp.	125,000	5,350,000

		30,395,488

Regional Malls – 5.4%
Glimcher Realty Trust	185,000	4,584,300
Pennsylvania Real Estate Investment Trust	100,000	4,257,000

		8,841,300

Shopping Centers – 7.0%
Heritage Property Investment Trust	120,000	4,375,200
New Plan Excel Realty Trust	210,000	5,680,500
Urstadt Biddle Properties, Inc. Class A	80,000	1,453,600

		11,509,300

Total Common Stocks (Cost $103,648,852)		155,839,400

	Principal Amount
SHORT-TERM INVESTMENTS – 4.3%
PNC Bank Money Market Account 4.78%, due 10/02/06	$7,114,660	7,114,660

Total Short-Term Investments (Cost $7,114,660)		7,114,660

Total Investments – 99.6% (Cost $110,763,512*)		162,954,060
Other Assets Less Liabilities – 0.4%		641,323

NET ASSETS – 100.0%		$163,595,383

REIT – Real Estate Investment Trust.

*	Aggregate cost is $110,763,512 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$52,722,953
Gross unrealized depreciation	(532,405)

Net unrealized appreciation	$52,190,548

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2006 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 88.7%
Aerospace – 1.7%
Moog, Inc. Class A†	311,925	$10,811,320

Banking/Financial – 8.7%
BancorpSouth, Inc.	150,000	4,164,000
BankAtlantic Bancorp, Inc. Class A	680,000	9,669,600
BankUnited Financial Corp. Class A	300,000	7,821,000
Eaton Vance Corp.	80,000	2,308,800
First Midwest Bancorp, Inc.	240,000	9,093,600
Sterling Financial Corp.	290,000	9,404,700
UCBH Holdings, Inc.	520,000	9,079,200
Webster Financial Corp.	33,000	1,554,630
WSFS Financial Corp.	35,000	2,176,650

		55,272,180

Basic Materials – 1.8%
Century Aluminum Co.†	175,000	5,888,750
Schnitzer Steel Industries, Inc. Class A	180,000	5,677,200

		11,565,950

Business Services – 5.3%
Aaron Rents, Inc.	434,500	9,984,810
Affiliated Managers Group, Inc.†	91,800	9,190,098
Armor Holdings, Inc.†	184,000	10,548,720
Labor Ready, Inc.†	260,000	4,141,800

		33,865,428

Capital Goods – 7.5%
Cascade Corp.	85,700	3,912,205
Crane Co.	200,000	8,360,000
DRS Technologies, Inc.	222,395	9,711,990
JLG Industries, Inc.	448,800	8,890,728
Terex Corp.†	225,000	10,174,500
United Rentals, Inc.†	306,800	7,133,100

		48,182,523

Chemicals – 0.7%
PolyOne Corp.†	495,700	4,129,181

Consumer Staples – 2.2%
Ralcorp Holdings, Inc.†	140,000	6,752,200
Ruddick Corp.	287,000	7,470,610

		14,222,810

Energy – 13.3%
Cabot Oil & Gas Corp.	139,050	6,664,666
Foundation Coal Holdings, Inc.	200,000	6,474,000

	Number of Shares	Market Value
Energy – continued
Giant Industries, Inc.†	140,000	$11,368,000
Helix Energy Solutions Group, Inc.†	186,624	6,233,242
Hercules Offshore, Inc.†	200,000	6,210,000
Houston Exploration Co.†	126,200	6,959,930
Penn Virginia Corp.	93,100	5,903,471
Petrohawk Energy Corp.†	328,460	3,409,415
Superior Energy Services, Inc.†	345,000	9,059,700
TETRA Technologies, Inc.†	501,800	12,123,488
Universal Compression Holdings, Inc.†	195,000	10,422,750

		84,828,662

Entertainment – 2.2%
Isle of Capri Casinos, Inc.†	253,100	5,330,286
Landry’s Restaurants, Inc.	297,400	8,966,610

		14,296,896

Health Care – 7.9%
Alliance Imaging, Inc.†	101,445	792,285
CONMED Corp.†	226,000	4,770,860
Henry Schein, Inc.†	88,500	4,437,390
LifePoint Hospitals, Inc.†	175,000	6,181,000
Per-Se Technologies, Inc.†	435,000	9,909,300
Respironics, Inc.†	86,000	3,320,460
Sciele Pharma, Inc.†	500,000	9,420,000
West Pharmaceutical Services, Inc.	301,100	11,824,197

		50,655,492

Insurance/Services – 1.3%
Selective Insurance Group, Inc.	163,100	8,580,691

REITs – 7.3%
Equity Inns, Inc.	630,000	10,029,600
FelCor Lodging Trust, Inc.	405,000	8,120,250
Innkeepers USA Trust	608,000	9,904,320
Nationwide Health Properties, Inc.	300,000	8,022,000
Sunstone Hotel Investors, Inc.	350,000	10,402,000

		46,478,170

Retailing – 5.1%
Casey’s General Stores, Inc.	450,000	10,021,500
Circuit City Stores, Inc.	190,400	4,780,944
GameStop Corp. Class A†	148,371	6,866,610
Oxford Industries, Inc.	112,000	4,805,920
Pacific Sunwear of California, Inc.†	395,000	5,956,600

		32,431,574

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2006 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
Technology – 14.0%
Anixter International, Inc.	229,200	$12,942,924
Avocent Corp.†	335,000	10,090,200
Belden CDT, Inc.	324,600	12,409,458
CommScope, Inc.†	355,000	11,665,300
Digital River, Inc.†	160,000	8,179,200
Komag, Inc.†	178,000	5,688,880
MICROS Systems, Inc.†	74,100	3,624,972
OmniVision Technologies, Inc.†	195,000	2,782,650
ON Semiconductor Corp.†	1,000,000	5,880,000
Palm, Inc.†	145,410	2,117,170
Parametric Technology Corp.†	735,000	12,833,100
Technitrol, Inc.	42,000	1,253,700

		89,467,554

Transportation – 3.6%
Alaska Air Group, Inc.†	275,000	10,461,000
Freightcar America, Inc.	140,000	7,420,000
Maritrans, Inc.	40,500	1,482,300
YRC Worldwide, Inc.†	93,487	3,462,758

		22,826,058

Utilities – 6.1%
Avista Corp.	370,000	8,761,600
El Paso Electric Co.†	500,000	11,170,000
Energen Corp.	182,700	7,649,649
Southwest Gas Corp.	330,000	10,995,600

		38,576,849

Total Common Stocks (Cost $503,289,147)		566,191,338

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS – 10.9%
PNC Bank Money Market Account 4.78%, due 10/02/06	$69,609,872	$69,609,872

Total Short-Term Investments (Cost $69,609,872)		69,609,872

Total Investments – 99.6% (Cost $572,899,019*)		635,801,210
Other Assets Less Liabilities – 0.4%		2,738,425

NET ASSETS – 100.0%		$638,539,635

REIT – Real Estate Investment Trust.

†	Non-income producing security
*	Aggregate cost is $572,899,019 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$91,489,131
Gross unrealized depreciation	(28,586,940)

Net unrealized appreciation	$62,902,191

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

September 30, 2006 (unaudited)

Note A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

Note B.  Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2006.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund
(formerly Stratton Growth Fund)

James A. Beers
President
Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success